OPERATIONS AND CORPORATE REORGANIZATION	12 Months Ended
Dec. 31, 2023
OPERATIONS AND CORPORATE REORGANIZATION
OPERATIONS AND CORPORATE REORGANIZATION
1. OPERATIONS AND CORPORATE REORGANIZATION

Cosan S.A. (“Cosan” and together with its subsidiaries collectively, the “Company”) is a publicly traded Company on the B3 S.A. - Brasil, Bolsa, Balcão, or “B3,” on the special New Market (Novo Mercado) segment under the ticker symbol “CSAN3.” The Company’s American Depositary Shares, or “ADSs,” are listed on the New York Stock Exchange, or “NYSE,” and traded under the symbol “CSAN.” Cosan is a corporation (sociedade anônima) of indefinite term incorporated under the laws of Brazil, with its registered office in the city of São Paulo, state of São Paulo. Mr. Rubens Ometto Silveira Mello is the ultimate controlling shareholder of Cosan.

Corporate Cosan (Corporate segment) is formed by the following entities:

(i)

Parent company with direct or indirect equity interest in subsidiaries and joint venture. The main effects of its profit or loss are general and administrative expenses, contingencies, equity income and financial results attributed to loans.

(ii)	Cosan Dez has a direct stake in Compass of 88.00% and preferred shares with Bradesco BBI S.A. (“Bradesco”) which corresponds to an equity interest of 23.20% of Cosan Dez.
(iii)	Cosan Nove has a direct stake in Raízen of 39.15% and preferred shares with Itaú Unibanco S.A. (“Itaú”) which corresponds to an equity interest of 26.91% of Cosan Nove.
(iv)	Cosan Oito is a subsidiary of Cosan S.A, which holds a stake in Vale.
1.1.CORPORATE REORGANIZATION

On January 22, 2021, the shareholders of Cosan Limited, the former parent Company of Cosan S.A. and Cosan Logística, approved an intra-group reorganization, announced on July 3, 2020, consisting of a merger of companies under common control, as provided by art. 264, paragraph 4, of Brazilian Law No. 6,404, pursuant to which Cosan Limited and Cosan Logística were merged into Cosan S.A., or the “Corporate Reorganization.”

As part of an effort to streamline our operations, the Company carried out a corporate reorganization to enhance its corporate structure by making Cosan S.A. the sole holding Company of the group. The corporate reorganization simplified the corporate structure, unifying and consolidating the Cosan S.A., Cosan Limited and Cosan Logística free floats, in order to increase share liquidity, and unlock value within the Company’s group portfolio. As part of the corporate reorganization, each of Cosan Limited and Cosan Logística were merged into Cosan S.A., being Cosan S.A. the surviving entity. Following the completion of the merger, the outstanding shares of Cosan S.A. are now directly owned by all shareholders of Cosan Limited, Cosan S.A. and Cosan Logística as of immediately prior to the completion of the merger. As a result, Cosan S.A. issued American Depositary Shares, or ADSs, listed on the NYSE or common shares listed under the Novo Mercado segment of the B3 to the shareholders of Cosan Limited immediately prior to the approval of the merger. As for Cosan Logística, upon completion of the merger, holders of Cosan Logística shares immediately prior to the approval of the merger became owners of Cosan S.A. common shares.

The following charts set forth simplified representations of our operating structure before and after the corporate reorganization.

Figure 1: Simplified operating structure prior to the merger.

Figure 2: Simplified operating structure immediately after the merger.

The Merger Protocol also established the exchange ratio for the shares. Each Class A and Class B Shares issued by Cosan Limited and outstanding immediately prior to the consummation of the merger were automatically converted into the right to receive 1.29401595263 Cosan S.A. ADSs. The exchange ratio for the exchange of Cosan Logística shares for Cosan S.A. shares is 0.25360679585 Cosan S.A. shares for one Cosan Logística share.

This is equivalent to 0.772788 Cosan Limited shares for each Cosan S.A. share or Cosan S.A. ADS, as applicable, and 3.943112 Cosan Logística shares for each Cosan S.A. share.

1.2. COMPANY HISTORY

In February 2021, Rumo Malha Central S.A., or “Rumo Malha Central”, started its logistic rail service. The operations began with rail connecting between operations of Rumo Malha Paulista S.A., or “Rumo Malha Paulista” and Rumo Malha Norte S.A. or “Rumo Malha Norte.”

On May 20, 2021, Raízen entered into a renewal of the license agreement for the use of the "Shell" brand with Shell Brands International AG. With this renewal, Raízen S.A. keeps the right to use the “Shell” brand, in the fuel distribution sector and related activities in Brazil, for a minimum period of 13 years, which can be renewed in certain cases, upon compliance with certain conditions established in the contract.

On May 31, 2021, the subsidiary Compass Gás e Energia entered into an investment agreement with Atmos Ilíquidos 1 Fundo de Investimento em Ações, Atmos Master Fundo de Investimento em Ações, Manzat Inversiones Auu S.A. and Ricardo Ernesto Correa da Silva (together “Investors”), through which the Investors agreed to jointly subscribe 30,853,032 preferred shares issued by Compass Gás e Energia S.A. (“Compass”), representing 4.68% of its share capital, for an amount of R$810,000. In compliance with one of the contractual conditions, on August 12, 2021, Compass Gás e Energia was registered with the Brazilian stock Exchange B3. The investment agreement was concluded with the financial settlement by the Investors on August 27, 2021. On September 4, 2021, Compass entered into a second investment agreement with Bradesco Vida e Previdência S.A. (“Bradesco”), BC Gestão de Recursos Ltda., Prisma Capital Ltda. and Nucleus Capital Ltda., for the issuance subscription of new preferred shares for a total amount of R$1,440,000, representing 7.68% of share capital. On September 10, 2021, the first financial settlement of the investment made by Bradesco was concluded, via capital increase in Compass in the amount of R$810,015 through the issuance of new preferred shares representing 4.47% of Compass Gás e Energia share capital. On October 29, 2021, the remaining settlement of the investment was made for a total amount of R$630,000. The total amount of the contributions made by the non-controlling shareholders was R$2,250,015.

On June 1, 2021, the shareholders of Raízen Energia S.A. (“Raízen Energia”) contributed all the issued shares by Raizen Energia, including common shares, class A and D preferred shares, to Raízen S.A. (formerly known as Raízen Combustíveis S.A.), with the exception of two common shares that were retained by Cosan Investimentos e Participações S.A. and Shell Brasil Holding BV (“Shell”). On the same date, Raízen Energia also redeemed all of its own class B preferred shares. As a result, Raízen S.A. became the controlling holding Company of Raízen Energia (“Raízen Reorganization”). As a result of the Raizen Reorganization, Cosan S.A. and Shell terminated the Raízen Energia shareholders’ agreement and amended the Raízen S.A. shareholders’ agreement to reflect the effects of the Raizen Reorganization. The Raizen Reorganization did not have any impact in the Company’s financial statements.

On June 3, 2021, Raízen S.A., completed its registration with the Brazilian Securities Commission (Comissão de Valores Mobiliários), or “CVM.” On September 9, 2021, Raízen completed and initial public offering (“IPO”) of 906,712,350 preferred shares at the price of R$7.40 per share with net proceeds of R$6,599,987 (R$6,709,671 net of R$109,684 issuance costs).

On August 10, 2021, Raizen S.A. completed the acquisition of Biosev S.A., or “Biosev”, for an amount of R$4,581,899. This payment was used, in turn, to pay part of Biosev’s financial debts, with the remaining balance of such debts of Biosev being paid with funds from a new financing contracted by Hédera Investimentos e Participações S.A., or “Hédera”. Also, as part of the transaction Hédera exercised the subscription bonus in amount of R$2,423,944, adjusted to market value on the transaction date by the amount of R$76,663, totaling R$2,347,281, issued at the Company’s general meeting held on June 1, 2021, becoming holder of 330,602,900 preferred shares issued by Raízen, representing approximately 3.22% of its share capital.

Biosev’s main activities are the production, processing and sale of rural and agricultural products, mainly sugarcane and its derivatives, generation and sale of energy as well, as derivatives from energy cogeneration. This business combination is in line with Raízen’s strategy of leading the transformation of the energy matrix with its own technology, by expanding the crushing capacity and increasing the share of renewable products in our portfolio.

On August 23, 2021, the Company’s subsidiary Atlântico Participações Ltda., or “Atlântico”, which is engaged in the mining segment, signed a binding proposal for the acquisition of 100% of TUP Porto São Luis S.A., or “Porto São Luis,” for an amount of R$804,803 from the controlling shareholder, São Luís Port Company SARL, a China Communications Construction Company Limited, or “CCCC,” (owner of 51% interest) and the other minority shareholders jointly holding a 49% interest. On February 11, 2022, the acquisition was completed which resulted in the Company holding 100% of the equity interest in Porto São Luis.

In addition, on August 23, 2021, Atlântico signed a Binding “MoU” with the Company Grupo Paulo Brito, founder and controller of Aura Minerals Inc. (“Aura”), a mining Company focused on gold and copper, to form a joint venture for the exploration of iron ore, which will be shipped through TUP Porto São Luis S.A. (“JV Mineração”). This MoU provides that Atlântico will hold 37% of the total capital and shared control of the new combined entity, or 50% of the common shares of the new combined entity, after the contribution of Porto São Luis and cash, depending on calls from capital by the Company’s management. JV Mineração will be an integrated mining and logistics Company, which will have, in addition to Porto São Luis, exploration rights for mining assets in three mineral projects located in the state of Pará, with significant potential for iron ore reserves, to be sold through the Port of São Luis. With the beginning of its operations expected for 2025, the first mineral project to be explored by JV Mineração is located near to Paraupebas in the state of Pará, in the Carajás region, connected to Porto São Luis by the Carajás railroad. The completion of the transaction is subject to conditions precedent that have not yet been met as of the date of these consolidated financial statements.

On September 1, 2021, Cosan S.A. anticipated the payment of obligations with non-controlling preferred shareholders of Cosan Investimentos e Participações S.A (“CIP”) for the amount of R$182,373. On December 1, 2021, CIP was merged into the Company. Considering that CIP’s net assets were represented by the investment in Raízen S.A., the effect in the Company’s consolidated financial statements was a reclassification between the lines of “Investments in associates” to “Investment in joint venture.”

On September 10, 2021, the subsidiary Rumo definitively ended the existing arbitration procedure with the non-controlling shareholders of Brado Logística e Participações S.A. (Logística Brasil – Fundo de Investimento e Participações, Dimitrio Markakis and Deminvest Empreendimentos e Participações), acquiring 2,000 shares, representing 15.42% of the share capital, for R$388,739, increasing its interest to 77.65% in Brado Logística e Participações S.A.

On September 19, 2021, the subsidiary Rumo Malha Norte S.A. (“Rumo Malha Norte”) entered into an adhesion agreement with the State of Mato Grosso, which allows Rumo Malha Norte to engage in the construction, operation, exploration and conservation of a railroad that independently connects the Rondonópolis railroad terminal to Cuiabá and Lucas do Rio Verde in the state of Mato Grosso.

On September 20, 2021, Cosan entered into a Share Purchase Agreement with Mansilla Participações Ltda. (“Mansilla,” a vehicle of the investment fund TIAA – Teachers Insurance and Annuity Association of America), for the acquisition of an additional shareholding interest in Radar. On November 3, 2021, the Company acquired control of Radar from Mansilla.

On October 19, 2021, under the Amendment to the Sale and Purchase of Member Interests, the Company and ExxonMobil International Holdings BV agreed on the payment made by Cosan Lubrificantes e Especialidades S.A. (“CLE”) of R$208,118 related to tax credits granted during the Tax Optimization Program that CLE has entered into. CLE has now the full right of these tax credits.

On October 22, 2021, Compass Um Participações S.A., a subsidiary of Compass Gás e Energia, submitted the winning bid in Auction No. 01/2021, held at the Brazilian stock Exchange B3, for the acquisition of 51% interest in Companhia de Gás do Estado do Rio Grande do Sul (“Sulgás”)’s capital, owned by the Government of the State of Rio Grande do Sul. Sulgás’s distribution network totals approximately 1,400 km, serving over 79,000 customers in 41 cities, and distributes a volume of 1.5 million cbm/day.

On January 3, 2022, the subsidiary Compass Um Participações S.A. (“Compass Um”) purchased 51% of the share capital of Companhia de Gás do Estado do Rio Grande do Sul (“Sulgás”).

On May 23 and 31, 2022, the subsidiary Cosan Lubes Investments Limited (“CLI” or “Moove” segment), through its subsidiaries, acquired 100% of Stryker Intermediate Holdings Inc. and its operating subsidiaries (together referred to as “PetroChoice”) and Tirreno Indústria e Comércio de Produtos Químicos Ltda. (“Tirreno”), respectively.

On September 30, 2022, the Company entered into a Share Purchase Agreement with Nova Gaia Brasil Participações Ltda. and Terraviva Brasil Participações Ltda. for the acquisition of an additional 12.4% equity interest in Tellus Brasil Participações S.A. (“Tellus”), Duguetiapar Empreendimentos e Participações (“Duguetiapar”) and Gamiovapar Empreendimentos e Participações S.A. (“Gamiovapar”). Additionally, the Company entered into a Share Purchase Agreement with Helios Brasil Participações Ltda. and Iris Brasil Participações Ltda. for the acquisition of an additional 12.4% equity interest in Janus Brasil Participações S.A. (“Janus”). The transaction was completed on October 20, 2022.

On November 14, 2022, the subsidiary Rumo concluded the sale of 80% of its equity interest in the wholly-owned subsidiary Elevações Portuárias S.A. (“EPSA”), which operates and controls terminals T16 and T19 in the Port of Santos/SP, to Corredor Logística e Infraestrutura Sul (“CLI SUL”), a Company wholly-owned by Corredor Logística e Infraestrutura (“CLI”), in line with the strategy of forming long-term partnerships and focusing on rail logistics and the execution of strategic expansion projects. As per Note 20, the subsidiary Rumo received a net amount of R$1,394,669, resulting in a gain of R$955,584.

1.3. ACQUISITION OF INVESTMENT IN VALE S.A.

During the fourth quarter of the fiscal year 2022, the subsidiary Cosan Oito S.A. (“Cosan Oito”) concluded the transaction related to the acquisition of a non-controlling stake in Vale S.A. ("Vale") which was divided into: a) financial assets; b) debts incurred; c) contracted derivatives; d) issuance of preferred shares and) Obtaining significant influence. The Company initially recorded its shareholding in Vale as a financial asset accounted for at fair value in accordance with IFRS 9.

On April 28, 2023, at Vale’s Ordinary General Assembly, the CEO of Cosan S.A., Luis Henrique Cals de Beauclair Guimarães (“Luis Henrique”), was elected a member of Vale’s Board of Directors, and on May 16, 2023, was appointed Coordinator of the Capital and Projects Allocation Committee (“CACP”) and member of the People and Compensation Committee (“CPR”). From January 1, 2024, Luis Henrique left the position of CEO of Cosan S.A., remaining as a member of the Board of Directors.

During the fiscal year 2023 the Company monitored the factors that could indicate significant influence in Vale. On November 30, 2023, the Company obtained sufficient evidence that demonstrated the ability to exert significant influence on Vale’s policies and operations, when the member appointed by Cosan to the Vale Board was able to participate in policymaking processes, including decisions on dividends and other distributions. Thus, from this date, Cosan began to consider Vale as a related company with significant influence, registering the investment in equity, according to IAS 28, having 4.85% shareholding, and closing the year with 4.65% of total participation as of December 31, 2023, after disposal of 0.21% of shares, as mentioned in note 1.3 (b).

With the acquisition of significant influence, the Company adopted the fair value approach to measure the opening balance of the investment on December 1, 2023, generating a premium of R$7,432,600 which was allocated as shown below:

Balances as of December 1, 2023
Fair value as of November 30, 2023	16,274,081
Fair value of Vale’s assets and liabilities according to Cosan’s participation(i)	8,841,481
Available amount to be allocated	7,432,600

Allocation(i)
Added value - Mining rights(ii)	7,432,600
Deferred tax on added value	(2,527,084)
Goodwill(iii)	2,527,084

(i)	As the evaluation report prepared by specialized external evaluators.
(ii)	The surplus value will be amortized for 38 years following the expected useful life and exhaustion of Vale’s mining reserves.
(iii)	Although the Company has allocated all goodwill to Mining Rights, income tax and deferred social contribution relating to surplus value have been recognized and, in accordance with IAS 12.19 Income Taxes, a goodwill must be recorded.

The goodwill generated in the acquisition of Vale shares is part of a cash-generating unit (“CGU”) that is the investment itself in Vale. Since it refers to a related investment, the value of the deferred tax liability is already part of the accounting balance of the investment, both in the individual financial statements and in the consolidated statements. Thus, for the purpose of the impairment test, the goodwill balance is net of the deferred tax liability related to capital gains and makes up the investment group in its accounting balance recognized in accordance with IAS 28, on a net basis.

The adjustment resulting from the valuation by the equity method is demonstrated as follows:

Company	Total amount of shares	Shareholders' equity of Vale S.A.	Quantity shares owned	Cosan's interest (i)	Equity in earnings	Total investment as of December 31, 2023
Vale S.A.	4,539,007,580	190,965,062	210,866,700	4.90%	96,075	15,662,485

(i)	Percentage of participation, excluding treasury shares for equity calculation. Cosan’s share of the total shares is 4.65% as of December 31, 2023.

Assumptions for assessing the fair value of assets and liabilities

Given that there is no control over Vale, we face certain difficulties accessing company information. Vale, in order to maintain equal information for all its shareholders, does not share financial data that is not publicly known, including additional details about its operations. Therefore, we used the public information available as of December 31, 2023, to perform analyses and support the determination of the fair value of the assets and liabilities identified in the allocation of the price paid. This information is in line with the financial statements disclosed to the market on 22 February 2024 and were duly audited by an independent auditor.

The methodology used for evaluation was the discounted cash flow.

Discount rate

To calculate Vale’s cost of equity, the Capital Asset Pricing Model ("CAPM") methodology was used, which aims to assess whether a stock is valued when its risk and the value of money in time are compared to its expected return.

As a risk-free rate, it was considered the average return rate of 2 years, with daily observations of the United States Treasury Bonds of 30 years ("T-Bond") on November 30, 2023, corresponding to 3.50%, reaching a Weighted Average Cost of Capital ("WACC") between 10% and 13%.

Identification of intangible assets

Brand: Vale is recognized in the market as one of the leading companies in the commodities sector. However, the company is dedicated to the production and sale of mineral commodities, a highly competitive and cost-focused segment. Commodity prices are determined by the international market, undifferentiated from the supplier, produced on a large scale and without distinction between them. Therefore, we conclude that the Vale brand does not offer a significant differential in its operations that justifies its inclusion in the allocation of the amount paid.

Customer relationship: The customers of a mining company are mostly industries looking for raw materials based mainly on price, not supplier relationship. Due to product characteristics, revenues from contracts with customers can be easily replaced. Vale, like other commodity market participants, has broad access to buyers, both local and international, and does not rely on customer relationships or customer loyalty to market its products. In this segment, contracts are established to define delivery terms, payment and technical specifications, but prices are determined by the international market. The commonly used international price references are the London Metal Exchange ("LME") and the Commodities Exchange ("COMEX").

Therefore, regardless of the regularity of supply, the Company understands that Vale’s current customers do not represent an asset that confers a significant competitive advantage and, therefore, are not considered an intangible to be evaluated.

Mining assets: It refers to the exclusive right to exploit the mining rights of the iron, nickel and copper mines operated by Vale. Without these rights, Vale could not carry out its operations. The useful life of these rights is determined by the exhaustion of mineral reserves, so they were considered in our assessments to determine the value to be allocated.

The allocation of the value of the mining asset was made by the difference of the available value to be allocated, because any remaining value should increase the value of this asset. For the projected period, the economic life of the mining rights accompanies the exhaustion of the reserves of the mines per business unit. The projections were made considering the division by business unit, aligned with Vale’s financial disclosures for the market of its numbers per business unit. These business units are: (i) Ferrous Minerals, (ii) Metals for Energy Transition, and (iii) Other Businesses.

In addition, throughout 2023, the Company made several advance payments of debts 4131 with the financial institutions JP Morgan and Citibank, as well as the permanent disposal of 9.5 million shares of Vale on December 18, 2023, equivalent to the participation of 0.21% of the total shares of the said company in the Collar Financing structure. These transactions led to the increase of its direct participation on December 31, 2023, to 2.45%, and total participation of 4.65% under the total shares of the company, which is in line with its strategy of seeing the company as an investment in affiliates, see footnote 1.3 (b). Additionally, on April 19, 2024, the Company sold an additional 33.525 million shares equivalent to a 0.74% stake in the total shares in the Collar Financing structure. With this last advance payment, the Company settled 100% of the debts linked to the operation and collar derivatives.

a) Assets acquired

Cosan Oito made the following investments in Vale: (a) acquisition of shares in the spot market and (b) purchase through a private operation with partial protection via derivatives (Collar), as shown in the table below:

	Inception date		At November 30, 2023 (i)
Description	%	Amount	%	Amount
Direct shareholding	1.47%	4,918,245	2.45%	8,220,927
Equity collar	3.14%	11,117,824	2.40%	8,053,154
	4.61%	16,036,069	4.85%	16,274,081

(i)	From December 1, 2023, due to the acquisition of significant influence, the Company reclassified its share of financial investment for Investment in associates.

b) Debt incurred and partial advances[1]

The following loans were contracted for the acquisition of assets, together with the banks below:

Creditor	Amount (ii)	Maturities	Currency (i)	Annual interest rate (i)
JP Morgan S.A.	789,659	Oct-24	Euro	2.95%
JP Morgan S.A.	1,825,467	Oct-25	Euro	3.20%
JP Morgan S.A.	1,785,329	Oct-26	Euro	3.40%
JP Morgan S.A.	741,320	Oct-27	Euro	3.56%
Citibank S.A.	526,443	Oct-24	Yen	0.25%
Citibank S.A.	1,216,939	Oct-25	Yen	0.25%
Citibank S.A.	1,190,274	Oct-26	Yen	0.25%
Citibank S.A.	494,199	Oct-27	Yen	0.25%
Total	8,569,630

(i)	Debts were contracted (Resolução 4131) in the currencies specified above with four maturities with pre-fixed amounts and derivative financial instruments were contracted with CDI plus 0.45% equivalent.
(ii)	During the first months of 2024 as shown in the table below, the Company pre-settled 100% of the debts linked to the acquisition of Vale’s shares, as well as the Collar Financing derivatives linked to the operation.

	Cosan interest			Debt settlement
Reference date	Direct	Collar	Total (iii)	Principal	Interest	Gain/Loss Settlement Collar Financing
Inception date (October/2022)	1.47%	3.14%	4.61%	8,569,630	—	—
August 2023	1.65%	3.21%	4.85%	(275,866)	(4,878)	28,961
October 2023	1.75%	3.11%	4.85%	(252,540)	(624)	28,009
November 2023	2.45%	2.40%	4.85%	(1,844,022)	(41,355)	30,525
December 2023 (ii)	2.45%	2.20%	4.65%	(561,259)	(14,047)	29,487
January 2024 (i)	2.62%	2.03%	4.65%	(1,698,606)	(49,773)	188,140
February 2024 (i)	3.91%	0.74%	4.65%	(2,067,956)	(63,689)	303,431
April 2024 (i)/(iv)	3.91%	—	3.91%	(1,918,773)	(65,880)	331,116

(i)	Settlement carried out after the closing of the 2023 financial year, being treated as a subsequent event.
(ii)	On December 18, 2023, the early settlement of debts, derivatives and permanent disposal of 9.5 million shares of Vale equivalent to the participation of 0.21% of the total shares of that company in the Collar Financing structure was carried out, which resulted in a positive cash effect of R$68,573.
(iii)	Cosan’s stake in Vale’s total shares.
(iv)	On April 19, 2024, the Company sold an additional 33.525 million shares equivalent to a 0.74% stake in the total shares in the Collar Financing structure, together with the early settlement of the remaining debt. With this last advance payment, the Company settled 100% of the debts linked to the operation and collar derivatives, now holding only a direct stake in Vale.

c) Structured derivatives

For protection related to the acquisition of a 3.14% stake, derivatives were contracted consisting of a combination of call and put (Collar). Additionally, the following papers were contracted: (i) forward option (Forward) which grants the right to acquire 1.60% of Vale (optional) and (ii) Derivatives consisting of a combination of call and put positions (Synthetic Collar).

The collar and synthetic collar derivatives protect the Company from the devaluation of the share’s value below the strikes of the puts, at the same time, they allow Cosan Oito to participate partially in future increases in the share’s value limited to the strikes of the calls.

	Inception Date		At December 31, 2023
Description	%	Amount (paid)/received	% (i)	Fair value
Collar	3.14%	499,197	2.20%	89,401
Call Spread	1.60%	(888,612)	1.60%	562,435
Forward		(1,134,933)		366,296
Collar synthetic		246,321		196,139

Total		(389,415)		651,836

(i)	Reduction in the percentage of participation via collar operation due to the settlements that occurred throughout 2023, which resulted in a financial gain of R$116,982. As shown in item (b) above, by April 2024 the Company had liquidated 100% of Collar derivatives, leaving only Call Spread derivatives open.

d) Issuance of preferred shares

Bradesco BBI S.A. (“Bradesco”) and Itaú Unibanco S.A. (“Itaú”) completed investments on December 23 and 28, 2022, acquiring 23.30% and 26.91% of the share capital of the subsidiaries Cosan Dez Participações S.A. ("Cosan Dez") and Cosan Nove Participações S.A. ("Cosan Nove") for R$4,000,000 and R$4,115,000, respectively.

As part of the issuance of preferred shares by Cosan Nove and Cosan Dez, Cosan S.A. contributed its investments in Raízen and Compass Gas and Energy. The structure after the contribution of investments follows as shown:

Disproportionate dividends

The subsidiaries Cosan Nove and Cosan Dez have outstanding preferred shares classified in equity by non-controlling interests. The Company calculates its share of profits or losses after adjusting the dividends on these shares, regardless of whether such dividends have been declared or not. This effectively means that the non-controlling interest, represented by the preferred shares, is receiving a portion of the profit or accrual of interest equivalent to the dividends.

As of December 31, 2023, the equity interest and economic benefit of Cosan S.A. on Cosan Nove and Cosan Dez, considering the disproportionate dividends were as shown below:

	% Equity interest	% Economic benefit (i)
Cosan Nove	73.09%	66.16%
Cosan Dez	76.80%	72.00%

(i)	Percentage used to calculate the interest as of December 31, 2023. To calculate the dividends of Cosan Nove and Cosan Dez for preferred shareholders, the profits of the respective Companies are used, multiplied by the participation percentages using the percentages defined in the Shareholders’ Agreements.

Call option

The Company has a call option which gives it the right to repurchase all preferred shares from Cosan Nove and Cosan Dez, which may be exercised from the third year after the signing of the respective agreements in December 2022.

As of December 31, 2023, the Company measured the fair value of the call option and concluded that it is out of price.

Contingent sell Option

In the shareholders’ agreements signed between the Company and Itaú and Bradesco referring to the issuance of preferred shares, it was defined that both financial institutions have a contingent sell option only when the specific material adverse effects provided for in the contract occur, which are in the control of the Company and, therefore, do not constitute a financial obligation.

The total of investments in preferred shares is calculated based on the initial amounts of R$4,115,000 and R$4,000,000 restated by a weighted average rate of CDI + 1.25% less dividends received by non-controlling shareholders in this period, which, as of December 31, 2023, is represented by the amounts of R$4,203,917 and R$4,201,215, respectively.

e) Summary of the accounting effect of the events mentioned in the previous topics.

Below is a summary of the accounting effect of the events mentioned above:

	Note	Financial asset	Investment in subsidiaries and associates	Debt incurred (vi)	Derivatives			Dividends receivable, net	Dividends payable
					Collar (i)	Synthetic Collar (ii)	Forward (ii)
At January 1, 2023		19,586,193	—	(8,808,673)	(2,840,544)	(1,237,907)	1,954,493	22,842	—
- Impacts on the profit or loss
MTM of shares(iii)	22	(3,312,112)	—	—	—	—	—	—	—
Interest and monetary and exchange variation (accrual)	22	—	—	599,515	—	—	—	—	—
Dividends declared by Vale (vii)/(viii)	21	—	—	—	—	—	—	1,339,340	—
Costs of banking operations with derivatives	22	—	—	—	—	—	—	(554,998)	—
MTM of derivatives	22	—	—	(2,011,980)	3,046,926	1,434,046	(1,588,197)	—	—
Equity in earnings of investees		—	96,075	—	—	—	—	—	—
Cost of selling a shareholding (ix)		—	(701,575)	—	—	—	—	—	—
- Impacts on cash flow - (receipt) / payment
Dividends paid to minority shareholders from Cosan Nove and Dez		—	—	—	—	—	—	—	821,772
Dividends (received) from Vale (iv)		—	—	—	—	—	—	(1,305,410)	—
Costs of banking operations with derivatives (v)		—	—	—	—	—	—	586,855	—
Partial payment of loans		—	—	2,994,592	—	—	—	—	—
Payment of derivative financial instruments		—	—	438,138	—	—	—	—	—
Receipt of derivative financial instruments		—	—	—	(116,981)	—	—	—	—
- Impacts on the financial position
Minority dividends payable referring to structure of issuance of preferred shares		—	—	—	—	—	—	—	(821,772)
Income tax		—	—	—	—	—	—	(88,629)	—
Equity in earnings of investees and other comprehensive income		—	(6,096)	—	—	—	—	—	—
Transfer to investments in subsidiaries and associates	9.1	(16,274,081)	16,274,081	—	—	—	—	—	—
At December 31, 2023		—	15,662,485	(6,788,408)	89,401	196,139	366,296	—	—

(i)	Collar contracted to protect 3.21% of the shares acquired.
(ii)	Forward and synthetic collar contracted for the right to acquire and protect, respectively, 1.65% of Vale's shares.
(iii)	Mark to market consisting of
	a	2.45% interest in shares purchased in cash, totaling R$1,669,686, and
	b	2.41% stake in shares with Collar protection totaling R$1,642,426.
(iv)	The balance received from dividends is composed of R$1,250,712 referring to the year ended as of December 31,2023 and R$54,698 referring to the provisioned amount as of December 31, 2022.
(v)	The balance paid for costs of banking operations with derivatives is composed of R$554,998 referring to the year ended as of December 31,2023 and R$31,856 referring to the provisioned amount as of December 31, 2022.
(vi)	Also includes contracted derivatives (NDF) for exchange rate and interest protection.
(vii)	Vale’s Board of Directors approved, on July 27, 2023, the distribution of interest on equity ("JCP") in the gross total value of R$8,276,501, corresponding to the total value of R$1.917008992 per share, calculated according to its financial position of June 30, 2023. On October 26, 2023, also was approved the remuneration of shareholders in the amount of R$10,033. Of this amount, R$6,738 million refers to dividends corresponding to the total value of R$1.565890809 per share and R$3,295 related to interest on equity ("JCP") corresponding to the total value of R$0.765770758 per share as interest on equity.
(viii)	After obtaining significant influence, as described in item (e) above, the Company will no longer have its result impacted by dividend distribution, as the investment is now updated by the equity method.

(ix)	The amount of revenue related to the cost mentioned in this item was R$699,929.